UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 24, 2018

MARTIN MIDSTREAM PARTNERS L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	000-50056 (Commission file number)	05-0527861 (I.R.S. employer identification number)

4200 STONE ROAD
KILGORE, TEXAS (Address of principal executive offices)		75662 (Zip code)

Registrant's telephone number, including area code: (903) 983-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 22, 2018, Martin Operating Partnership L.P. (the "Operating Partnership"), a wholly-owned subsidiary of Martin Midstream Partners L.P. ("MMLP" or the “Partnership”) entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Martin Resource Management Corporation (“MRMC”) to acquire all of the issued and outstanding equity of Martin Transport, Inc. (“MTI”), a wholly-owned subsidiary of MRMC which operates a trucking company that transports petroleum products, liquid petroleum gas, chemicals, sulfur and other products for total consideration of $135.0 million with a $10.0 million earn-out based on certain performance thresholds, subject to certain post-closing adjustments. The Stock Purchase Agreement contains customary representations, warranties, and covenants of the Operating Partnership and MTI.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such Stock Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1, and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

          On October 24, 2018, the Partnership issued a press release reporting its financial results for the quarter ended September 30, 2018.   A copy of the press release is furnished as Exhibit 99.1 to this Report and will be published on the Partnership's website at www.martinmidstream.com. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01	Regulation FD Disclosure

On October 24, 2018, the Partnership issued a press release announcing its entry into the Stock Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Report on Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibits is deemed to be “furnished” and not deemed to be “filed” for purposes of the Exchange Act, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits

          In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 and Exhibit 99.2 are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

Exhibit Number	Description
10.1	Stock Purchase Agreement
99.1	Press release dated October 24, 2018
99.2	Supplemental information - Martin Midstream Partners L.P. Adjusted EBITDA comparison to guidance
99.3	Supplemental information - Acquisition of Martin Transport, Inc.

 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P. By: Martin Midstream GP LLC, Its General Partner
Date: October 24, 2018	By: /s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President, Treasurer, Principal Accounting Officer and Chief Financial Officer